[                    ] Shares

NUVEEN GLOBAL VALUE OPPORTUNITIES FUND

COMMON SHARES OF BENEFICIAL INTEREST

(Par Value $0.01 Per Share)

UNDERWRITING AGREEMENT

[                    ], 2006

July     , 2006

Morgan Stanley & Co. Incorporated

Citigroup Global Markets Inc.

Merrill Lynch, Pierce, Fenner & Smith Incorporated

c/o Morgan Stanley & Co. Incorporated

      1585 Broadway

      New York, New York 10036

Ladies and Gentlemen:

Nuveen Global Value Opportunities Fund, a business trust organized under the laws of Massachusetts (the “Fund”), is a newly organized, non-diversified closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”). The Fund proposes to issue and sell to the several Underwriters named in Schedule I hereto (the “Underwriters”)                      of its common shares of beneficial interest (par value $0.01 per share) (the “Firm Shares”). The Fund also proposes to issue and sell to the several Underwriters not more than an additional                              of its common shares of beneficial interest (par value $0.01 per share) (the “Additional Shares”) if and to the extent that you, as Managers of the offering, shall have determined to exercise, on behalf of the Underwriters, the right to purchase such common shares granted to the Underwriters in Section 3 hereof. The Firm Shares and the Additional Shares are hereinafter collectively referred to as the “Shares.” The common shares of beneficial interest (par value $0.01 per share) of the Fund to be outstanding after giving effect to the sales contemplated hereby are hereinafter referred to as the “Common Shares.”

Nuveen Asset Management (the “Nuveen”) acts as the Fund’s investment adviser pursuant to an Investment Management Agreement between Nuveen and the Fund (the “Investment Management Agreement”). Tradewinds NWQ Global Investors, LLC (“Tradewinds” and, together with Nuveen where the context requires, the “Investment Adviser” or the “Investment Advisers”) acts as the Fund’s subadviser pursuant to an Sub-Advisory Agreement among Tradewinds, Nuveen and the Fund (the “Subadvisory Agreement”)

The Fund has filed with the Securities and Exchange Commission (the “Commission”) a notification on Form N-8A (the “Notification”) of registration of the Fund as an investment company and a registration statement on Form N-2, including a prospectus and a statement of additional information incorporated by reference in the prospectus, relating to the Shares. The registration statement as amended at the time it becomes effective, including the information (if any)

deemed to be part of the registration statement at the time of effectiveness pursuant to Rule 430A under the Securities Act of 1933, as amended (the “Securities Act”), is hereinafter referred to as the “Registration Statement;” the prospectus in the form first filed under paragraph (c) or (h) of Rule 497 under the Securities Act and provided to the Underwriters for the purpose of confirming sales of Shares, including the statement of additional information incorporated therein by reference, is hereinafter referred to as the “Prospectus.” If the Fund has filed an abbreviated registration statement to register additional Common Shares pursuant to Rule 462(b) under the Securities Act (the “Rule 462 Registration Statement”), then any reference herein to the term “Registration Statement” shall be deemed to include such Rule 462 Registration Statement. The Investment Company Act and the Securities Act are hereinafter referred to collectively as the “Acts.” With respect to the Acts, the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and the Investment Advisers Act of 1940, as amended (the “Advisers Act”), references to the rules and regulations of the Commission promulgated under each statute are hereinafter referred to as such statute’s applicable “Rules and Regulations.”

For purposes of this Agreement, “Omitting Prospectus” means any advertisement used with the written consent of the Fund in the public offering of the Shares pursuant to Rule 482 under the Rules and Regulations and “Time of Sale Prospectus” means the preliminary prospectus, dated June 22, 2006, including the statement of additional information incorporated therein by reference, the Omitting Prospectuses, if any, each identified on Schedule II hereto and the pricing information set forth on Schedule III hereto, all considered together. As used herein, the terms “Registration Statement,” “preliminary prospectus,” “Time of Sale Prospectus” and Prospectus shall include the documents, if any, incorporated by reference therein, including the statement of additional information.

1. Representations and Warranties of the Fund and the Investment Advisers. Each of the Fund and the Investment Advisers, jointly and severally, represent and warrant to and agree with each of the Underwriters that:

(a) The Fund meets the requirements for the use of Form N-2 under the Acts. The Registration Statement has become effective; no stop order suspending the effectiveness of the Registration Statement is in effect, and no proceedings for such purpose are pending before or, to the knowledge of the Fund and the Investment Advisers, threatened by the Commission.

(b) (i) The Registration Statement, when it became effective, did not contain and, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) the Registration Statement and the Prospectus

comply and, as amended or supplemented, if applicable, will comply in all material respects with the Acts and the applicable Rules and Regulations thereunder, (iii) the Time of Sale Prospectus does not, and at the time of each sale of the Shares in connection with the offering when the Prospectus is not yet available to prospective purchasers and at the Closing Date (as defined in Section 5), the Time of Sale Prospectus, as then amended or supplemented by the Fund, if applicable, will not, contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading and (iv) the Prospectus does not contain and, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the representations and warranties set forth in this paragraph do not apply to statements or omissions in the Registration Statement, the Time of Sale Prospectus or the Prospectus based upon information relating to any Underwriter furnished to the Fund in writing by such Underwriter through you expressly for use therein.

(c) The Fund has been duly organized, is validly existing as a business trust in good standing under the laws of the State of Massachusetts, has the power and authority to own its property and to conduct its business as described in the Time of Sale Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Fund. The Fund has no subsidiaries.

(d) The Fund is registered with the Commission as a diversified, closed-end management investment company under the Investment Company Act and no order of suspension or revocation of such registration has been issued or proceedings therefor initiated or, to the knowledge of the Fund and the Investment Advisers, threatened by the Commission. No person is serving or acting as an officer or trustee of, or investment adviser to, the Fund except in accordance with the provisions of the Investment Company Act and the Advisers Act. Except as otherwise disclosed in the Registration Statement, the Time of Sale Prospectus and the Prospectus, no trustee of the Fund is an “interested person” of the Fund or, to the knowledge of the Fund and the Investment Advisers, an “affiliated person” of any Underwriter (each, as defined in the Investment Company Act).

(e) Each of this Agreement, the Investment Management Agreement, the Subadvisory Agreement, the Amended and Restate Master

Custodian Agreement between State Street Bank and Trust Company and the Fund (the “Custody Agreement”) and the Shareholder Transfer Agency and Service Agreement between State Street Bank and Trust Company and the Fund (the “Transfer Agency Agreement”) (this Agreement, the Investment Management Agreement, the Subadvisory Agreement, the Custody Agreement and the Transfer Agency Agreement are referred to herein, collectively, as the “Fundamental Agreements”) has been duly authorized, executed and delivered by the Fund and complies with all applicable provisions of the Acts, the Advisers Act and the applicable Rules and Regulations. The Fund has adopted the Dividend Reinvestment Plan (the “Plan”). Each Fundamental Agreement, other than this Agreement, and the Plan is a valid and binding agreement of the Fund, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency and similar laws, whether statutory or decisional, affecting creditors’ rights generally and equitable principles of general applicability (whether considered in a proceeding in equity or at law).

(f) None of (A) the execution and delivery by the Fund of, and the performance by the Fund of its obligations under, each Fundamental Agreement or the adoption by the Fund of the Plan, or (B) the issue and sale by the Fund of the Shares as contemplated by this Agreement contravenes or will contravene any provision of applicable law or the declaration of trust of the Fund or any agreement or other instrument binding upon the Fund that is material to the Fund, or any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Fund, whether foreign or domestic. No consent, approval, authorization, order or permit of, or qualification with, any governmental body or agency, self-regulatory organization or court or other tribunal, whether foreign or domestic, is required for the performance by the Fund of its obligations under the Fundamental Agreements or the Plan, except (i) such as have been obtained and as may be required by the Acts, the Advisers Act, the Exchange Act, or the applicable Rules and Regulations, or by the securities or Blue Sky laws of the various states and foreign jurisdictions in connection with the offer and sale of the Shares, or (ii) such as which the failure to obtain would not have a material adverse effect on the Fund.

(g) The authorized common shares of beneficial interest of the Fund conform in all material respects to the description thereof contained in each of the Time of Sale Prospectus and the Prospectus, and the declaration of trust of the Fund, the Fundamental Agreements and the Plan conform in all material respects to the descriptions thereof contained in each of the Time of Sale Prospectus and the Prospectus.

(h) The declaration of trust of the Fund, the Fundamental Agreements and the Plan comply with all applicable provisions of the Acts and the applicable Rules and Regulations, and all approvals of such documents required under the Investment Company Act by the Fund’s shareholders and Board of Trustees have been obtained and are in full force and effect.

(i) The Fundamental Agreements (other than this Agreement) and the Plan are in full force and effect and neither the Fund nor, to the knowledge of the Fund and the Investment Advisers, any other party to any such agreement is in default thereunder, and no event has occurred which with the passage of time or the giving of notice or both would constitute a default thereunder by the Fund or, to the knowledge of the Fund and the Investment Advisers, any other party thereto. The Fund is not currently in breach of, or in default under, any other written agreement or instrument to which it or its property is bound or affected.

(j) The Common Shares outstanding prior to the issuance of the Shares have been duly authorized and are validly issued, fully paid and non-assessable, except as described in the Time of Sale Prospectus and the Prospectus under the heading “Certain Provisions in the Declaration of Trust.”

(k) The Shares have been duly authorized and, when issued and delivered in accordance with the terms of this Agreement, will be validly issued, fully paid and non-assessable, except as described in the Time of Sale Prospectus and the Prospectus under the heading “Certain Provisions in the Declaration of Trust,” and the issuance of the Shares will not be subject to any preemptive or similar rights.

(l) The Shares and any Common Shares outstanding prior to the issuance of the Shares have been approved for listing on the New York Stock Exchange, subject to official notice of issuance. The Fund’s Registration Statement on Form 8-A under the Exchange Act is effective.

(m) Any Omitting Prospectus (i) complies with the requirements of Rule 482, (ii) does not contain an untrue statement of a material fact, (iii) complied and will comply in all material respects with the Acts, the Rules and Regulations and the rules and regulations of the National Association of Securities Dealers, Inc. (the “NASD”) and (iv) has been duly filed with the NASD and the NASD has issued no objections with respect to any such Omitting Prospectus. Except for Omitting Prospectuses, if any, identified on Schedule II hereto, the Fund has not prepared, used or referred to and will not, without your prior consent, prepare, use or refer to any Omitting Prospectuses.

(n) The Fund intends to direct the investment of the proceeds of the offering described in the Time of Sale Prospectus and the

Prospectus in such a manner as to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and the Fund intends to qualify as a regulated investment company under Subchapter M of the Code and there is no condition or circumstance as of the date hereof that would preclude the Fund from so qualifying.

(o) There has not occurred any material adverse change, or any development involving a prospective material adverse change, in the condition, financial or otherwise, or in the earnings, business or operations of the Fund from that set forth in the Time of Sale Prospectus, and there have been no transactions entered into by the Fund which are material to the Fund other than those in the ordinary course of its business or as described in the Time of Sale Prospectus.

(p) There are no legal or governmental proceedings pending or, to the knowledge of the Fund and the Investment Advisers, threatened to which the Fund is a party or to which any of the properties of the Fund is subject (i) other than proceedings accurately described in all material respects in the Time of Sale Prospectus and proceedings that would not have a material adverse effect on the Fund, or on the power or ability of the Fund to perform its obligations under this Agreement or to consummate the transactions contemplated by the Time of Sale Prospectus or (ii) that are required to be described in the Registration Statement or the Prospectus and are not so described; and there are no statutes, regulations, contracts or other documents that are required to be described in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement that are not described or filed as required.

(q) The Fund has all necessary consents, authorizations, approvals, orders (including exemptive orders), certificates and permits of and from, and has made all declarations and filings with, all governmental authorities, self-regulatory organizations and courts and other tribunals, whether foreign or domestic, to own and use its assets and to conduct its business in the manner described in the Time of Sale Prospectus, except to the extent that the failure to obtain or file the foregoing would not have a material adverse effect on the Fund.

(r) Each preliminary prospectus (including the statement of additional information incorporated therein by reference) filed as part of the registration statement as originally filed or as part of any amendment thereto, or filed pursuant to Rule 497 under the Securities Act, complied when so filed in all material respects with the Acts and the applicable Rules and Regulations.

(s) The statement of assets and liabilities included in the Registration Statement, the Time of Sale Prospectus and the Prospectus presents fairly the financial position of the Fund as of the date indicated and said statement has been prepared in conformity with generally accepted accounting principles. PricewaterhouseCoopers LLP, whose report appears in the Time of Sale Prospectus and the Prospectus and who have certified the financial statements and supporting schedules, if any, included in the Registration Statement, is an independent registered public accounting firm as required by the Acts and the applicable Rules and Regulations.

(t) There are no material restrictions, limitations or regulations with respect to the ability of the Fund to invest its assets as described in the Time of Sale Prospectus and the Prospectus, other than as described therein.

(u) All advertisements authorized in writing by the Fund for use in the offering of the Shares complied, and will comply with the requirements of the Acts, the applicable Rules and Regulations and the rules and regulations of the NASD and there are no such advertisements other than (i) any Omitting Prospectuses, if any, identified in Schedule II hereto and (ii) any advertisement that complies with Rule 135a of the Rules and Regulations under the Securities Act.

(v) There are no contracts, agreements or understandings between the Fund and any person granting such person the right to require the Fund to file a registration statement under the Securities Act with respect to any securities of the Fund or to require the Fund to include such securities with the Shares registered pursuant to the Registration Statement.

(w) The expense summary information set forth in the Time of Sale Prospectus and the Prospectus in the Fee Table has been prepared in accordance with the requirements of Form N-2 and any fee projections or estimates, if applicable, contained therein are reasonably based.

(x) Subsequent to the respective dates as of which information is given in each of the Registration Statement, the Time of Sale Prospectus and the Prospectus, (i) the Fund has not incurred any material liability or obligation, direct or contingent, nor entered into any material transaction; (ii) the Fund has not purchased any of its outstanding common shares of beneficial interest, nor declared, paid or otherwise made any dividend or distribution of any kind on its common shares of beneficial interest other than ordinary and customary dividends; and (iii) there has not been any material change in the common shares of beneficial interest, short-term debt or long-term debt of the Fund except in each case as described in each of the Registration Statement, the Time of Sale Prospectus and the Prospectus, respectively.

(y) The Fund does not own any real property and the Fund does not hold under lease any real property or buildings.

(z) The Fund owns or possesses, or can acquire on reasonable terms, all material patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks and trade names currently employed by it in connection with the business now operated by it (provided that the Fund does not own the name “Nuveen” or any intellectual property right therein), and the Fund has not received any notice of infringement of or conflict with asserted rights of others with respect to any of the foregoing which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a material adverse effect on the Fund.

(aa) The Fund maintains a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. Except as described in the Time of Sale Prospectus, since the date of the Fund’s most recent audited financial statements included or incorporated by reference in the Prospectus, there has been (i) no material weakness in the Fund’s internal control over financial reporting (whether or not remediated) and (ii) no change in the Fund’s internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the Fund’s internal control over financial reporting.

(bb) Neither the Fund nor any employee or agent of the Fund has made any payment of funds of the Fund or received or retained any funds, which payment, receipt or retention is of a character to be disclosed in the Time of Sale Prospectus, the Prospectus or the Registration Statement.

2. Representations and Warranties of the Investment Advisers. Each of the Investment Advisers jointly and severally, represents and warrants to and agrees with each of the Underwriters that:

(a) Such Investment Adviser has been duly incorporated, is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has the corporate power and authority to own its property and to conduct its business as described in the Time of Sale Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Investment Adviser.

(b) Each subsidiary of such Investment Adviser has been duly incorporated, is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has the corporate power and authority to own its property and to conduct its business and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on such Investment Adviser and its subsidiaries, taken as a whole; all of the issued shares of capital stock of each subsidiary of such Investment Adviser have been duly and validly authorized and issued, are fully paid and non-assessable and are owned directly by such Investment Adviser, free and clear of all liens, encumbrances, equities or claims.

(c) Such Investment Adviser is duly registered as an investment adviser under the Advisers Act, and is not prohibited by the Advisers Act or the Investment Company Act from acting, as applicable, under the Investment Management Agreement as an investment adviser to the Fund, in the case of Nuveen, or from acting as the subadviser under the Subadvisory Agreement, in the case of Tradewinds, as contemplated by the Time of Sale Prospectus, and no order of suspension or revocation of such registration has been issued or proceedings therefor initiated or, to the knowledge of such Investment Adviser, threatened by the Commission.

(d) Each of this Agreement, the Investment Management Agreement, the Subadvisory Agreement, the Marketing and Structuring Fee Agreement between Nuveen and Morgan Stanley & Co. Incorporated (the “MS Marketing Agreement”), the Structuring Fee Agreement between Nuveen and Citigroup Global Markets Inc. (the “Citigroup Structuring Agreement”), the Structuring Fee Agreement between Nuveen and A.G. Edwards & Sons, Inc. (the “A.G. Edwards Structuring Agreement”) and the Additional Compensation Agreement between Nuveen and Merrill Lynch, Pierce, Fenner & Smith Incorporated (the “Merrill Compensation Agreement”) (this Agreement, the Investment Management Agreement, the Subadvisory Agreement, the MS Marketing

Agreement, the Citigroup Structuring Agreement, the A.G. Edwards Structuring Agreement, and the Merrill Compensation Agreement are referred to herein, collectively, as the “Nuveen Agreements”) has been duly authorized, executed and delivered by such Investment Adviser, to the extent it is a party thereto, and complies in all material respects with all applicable provisions of the Acts, the Advisers Act and the applicable Rules and Regulations. Each of the Nuveen Agreements is a valid and binding agreement of such Investment Adviser to the extent it is a party thereto, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency and similar laws, whether statutory or decisional, affecting creditors’ rights generally and by equitable principles of general applicability (whether considered in a proceeding in equity or at law).

(e) The execution and delivery by such Investment Adviser of, and the performance by such Investment Adviser of its obligations under, the Nuveen Agreements to the extent it is a party thereto will not contravene any provision of applicable law or the certificate or articles of incorporation or by-laws of such Investment Adviser or any agreement or other instrument binding upon the Investment Adviser that is material to such Investment Adviser, or any judgment, order or decree of any governmental body, agency or court having jurisdiction over such Investment Adviser, whether foreign or domestic. No consent, approval, authorization, order or permit of, or qualification with, any governmental body or agency, self-regulatory organization or court or other tribunal, whether foreign or domestic, is required for the performance by such Investment Adviser of its obligations under the Nuveen Agreements to the extent it is a party thereto, except (i) such as have been obtained and as may be required by the Acts, the Advisers Act, the Exchange Act or the applicable Rules and Regulations, or by the securities or Blue Sky laws of the various states and foreign jurisdictions in connection with the offer and sale of the Shares or (ii) such as which failure to obtain would not have a material adverse effect on such Investment Adviser or on the Fund or on the transactions contemplated hereby or thereby.

(f) There are no legal or governmental proceedings pending or, to the knowledge of such Investment Adviser, threatened to which such Investment Adviser is a party or to which any of the properties of such Investment Adviser is subject (i) other than proceedings accurately described in all material respects in the Time of Sale Prospectus and proceedings that would not have a material adverse effect on such Investment Adviser, or on the power or ability of such Investment Adviser to perform its obligations under this Agreement or to consummate the transactions contemplated by the Time of Sale Prospectus or (ii) that are required to be described in the Registration Statement or the Prospectus and are not so described; and there are no statutes, regulations, contracts or other documents that are required to be described in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement that are not described or filed as required.

(g) Such Investment Adviser has all necessary consents, authorizations, approvals, orders (including exemptive orders), certificates and permits of and from, and has made all declarations and filings with, all governmental authorities, self-regulatory organizations and courts and other tribunals, whether foreign or domestic, to own and use its assets and to conduct its business in the manner described in the Time of Sale Prospectus, except to the extent that the failure to obtain or file the foregoing would not have a material adverse effect on such Investment Adviser.

(h) Such Investment Adviser has the financial resources available to it necessary for the performance of its services and obligations as contemplated in the Time of Sale Prospectus and by the Nuveen Agreements to the extent it is a party thereto.

(i) The Investment Management Agreement and the Subadvisory Agreement are in full force and effect and neither Investment Adviser, to the extent it is a party thereto, is in default thereunder, and, no event has occurred which with the passage of time or the giving of notice or both would constitute a default under such document.

(j) All information furnished by such Investment Adviser for use in the Registration Statement, the Time of Sale Prospectus and Prospectus, including, without limitation, the description of such Investment Adviser, does not, and on the Closing Date will not, contain any untrue statement of a material fact or omit to state any material fact necessary to make such information (in the case of the Time of Sale Prospectus and the Prospectus, in light of the circumstances under which such information is provided) not misleading.

(k) There has not occurred any material adverse change, or any development involving a prospective material adverse change, in the condition, financial or otherwise, or in the earnings, business or operations of such Investment Adviser from that set forth in the Time of Sale Prospectus, and there have been no transactions entered into by such Investment Adviser which are material to such Investment Adviser other than those in the ordinary course of its business or as described in the Time of Sale Prospectus.

3. Agreements to Sell and Purchase. The Fund hereby agrees to sell to the several Underwriters, and each Underwriter, upon the basis of the representations and warranties herein contained, but subject to the conditions hereinafter stated, agrees, severally and not jointly, to purchase from the Fund the respective numbers of Firm Shares set forth in Schedule I hereto opposite its name at $             a share (the “Purchase Price”).

On the basis of the representations and warranties contained in this Agreement, and subject to its terms and conditions, the Fund agrees to sell to the Underwriters the Additional Shares, and the Underwriters shall have the right to purchase, severally and not jointly, up to                      Additional Shares at the Purchase Price. You may exercise this right on behalf of the Underwriters in whole or from time to time in part by giving written notice not later than 45 days after the date of this Agreement. Any exercise notice shall specify the number of Additional Shares to be purchased by the Underwriters and the date on which such shares are to be purchased. Each purchase date must be at least one business day after the written notice is given and may not be earlier than the closing date for the Firm Shares nor later than ten business days after the date of such notice. Additional Shares may be purchased as provided in Section 5 hereof solely for the purpose of covering over-allotments made in connection with the offering of the Firm Shares. On each day, if any, that Additional Shares are to be purchased (an “Option Closing Date”), each Underwriter agrees, severally and not jointly, to purchase the number of Additional Shares (subject to such adjustments to eliminate fractional shares as you may determine) that bears the same proportion to the total number of Additional Shares to be purchased on such Option Closing Date as the number of Firm Shares set forth in Schedule I hereto opposite the name of such Underwriter bears to the total number of Firm Shares.

The Fund hereby agrees that, without the prior written consent of Morgan Stanley & Co. Incorporated on behalf of the Underwriters, it will not, during the period ending 180 days after the date of the Prospectus, (1) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any Common Shares or any securities convertible into or exercisable or exchangeable for Common Shares or (2) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Common Shares, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common Shares or such other securities, in cash or otherwise or (3) file any registration statement with the Commission relating to the offering of any Common Shares or any securities convertible into or exercisable or exchangeable for Common Shares. The agreements contained in this paragraph shall not apply to the Shares to be sold hereunder or any Common Shares issued pursuant to the Plan.

4. Terms of Public Offering. The Fund and the Investment Advisers are advised by you that the Underwriters propose to make a public offering of their respective portions of the Shares as soon after the Registration Statement and this Agreement have become effective as in your judgment is advisable. The Fund and the Investment Advisers are further advised by you that the Shares are to be offered to the public initially at $20.00 a share (the “Public Offering Price”), and to certain dealers selected by you at a price that represents a concession not in excess of $             a share under the Public Offering Price, and that any Underwriter may allow, and such dealers may reallow, a concession, not in excess of $             a share, to any Underwriter or to certain other dealers.

5. Payment and Delivery. Payment for the Firm Shares shall be made to the Fund in Federal or other funds immediately available in New York City against delivery of such Firm Shares for the respective accounts of the several Underwriters at 10:00 a.m., New York City time, on                     , 2006, or at such other time on the same or such other date, not later than                     , 2006, as shall be designated in writing by you. The time and date of such payment are hereinafter referred to as the “Closing Date.”

Payment for any Additional Shares shall be made to the Fund in Federal or other funds immediately available in New York City against delivery of such Additional Shares for the respective accounts of the several Underwriters at 10:00 a.m., New York City time, on the date specified in the corresponding notice described in Section 3 or at such other time on the same or on such other date, in any event not later than                     , 2006, as shall be designated in writing by you.

The Firm Shares and Additional Shares shall be registered in such names and in such denominations as you shall request in writing not later than one full business day prior to the Closing Date or the applicable Option Closing Date, as the case may be. The Firm Shares and Additional Shares shall be delivered to you on the Closing Date or an Option Closing Date, as the case may be, for the respective accounts of the several Underwriters, with any transfer taxes payable in connection with the transfer of the Shares to the Underwriters duly paid, against payment of the Purchase Price therefor.

6. Conditions to the Underwriters’ Obligations. The respective obligations of the Fund and the Investment Advisers and the several obligations of the Underwriters hereunder are subject to the condition that the Registration Statement shall have become effective not later than              (New York City time) on the date hereof.

The several obligations of the Underwriters are subject to the following further conditions:

(a) Subsequent to the execution and delivery of this Agreement and prior to the Closing Date, there shall not have occurred any change, or any development involving a prospective change, in the condition, financial or otherwise, or in the earnings, business or operations of the Fund or the Investment Advisers, from that set forth in the Time of Sale Prospectus that, in your judgment, is material and adverse and that makes it, in your judgment, impracticable to market the Shares on the terms and in the manner contemplated in the Time of Sale Prospectus.

(b) The Underwriters shall have received on the Closing Date a certificate, dated the Closing Date and signed by an executive officer of the Fund, to the effect that the representations and warranties of the Fund contained in this Agreement are true and correct as of the Closing Date and that the Fund has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied hereunder on or before the Closing Date. The Underwriters shall have also received on the Closing Date a certificate or certificates, dated the Closing Date and signed by an executive officer of each of the Investment Advisers, to the effect that the representations and warranties of such Investment Adviser contained in this Agreement are true and correct as of the Closing Date and that such Investment Adviser has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied hereunder on or before the Closing Date.

Each officer signing and delivering such a certificate may rely upon the best of his or her knowledge as to proceedings threatened.

(c) Each of the Investment Advisers and the Fund shall have performed all of their respective obligations to be performed hereunder on or prior to the Closing Date.

(d) The Underwriters shall have received on the Closing Date an opinion of Bell, Boyd & Lloyd LLC, counsel for the Fund, dated the Closing Date, in form and substance satisfactory to counsel for the Underwriters, addressing such matters as are set forth in Exhibit A hereto.

(e) The Underwriters shall have received on the Closing Date an opinion of Gifford R. Zimmerman, Managing Director, Assistant Secretary and Associate General Counsel of Nuveen or another senior attorney of Nuveen, dated the Closing Date, in form and substance satisfactory to counsel for the Underwriters, addressing such matters as are set forth in Exhibit B hereto.

(f) The Underwriters shall have received on the Closing Date an opinion of John MacCarthy, Senior Vice President, General Counsel and Secretary of Nuveen Investments, Inc. (“Nuveen Investments”) or another senior attorney of Nuveen Investments, dated the Closing Date, in form and substance satisfactory to counsel for the Underwriters, addressing such matters as are set forth in Exhibit C hereto.

The opinion of Bell, Boyd & Lloyd LLC described in Section 6(d) above shall be rendered to the Underwriters at the request of the Fund and shall so state therein, the opinion of Gifford R. Zimmerman described in Section 6(e) above shall be rendered to the Underwriters at the request of the Investment Advisers and shall so state therein, and the opinion of John MacCarthy described in Section 6(f) above shall be rendered to the Underwriters at the request of the Investment Advisers and shall so state therein.

(g) The Underwriters shall have received on the Closing Date an opinion of Davis Polk & Wardwell, counsel for the Underwriters, dated the Closing Date, with respect to such matters as the Underwriters may reasonably request.

(h) The Underwriters shall have received, on each of the date hereof and the Closing Date, a letter dated the date hereof or the Closing Date, as the case may be, in form and substance satisfactory to the Underwriters, from PricewaterhouseCoopers, independent public accountants, containing statements and information of the type ordinarily included in accountants’ “comfort letters” to underwriters with respect to the financial statements and certain financial information contained in the Registration Statement and the Time of Sale Prospectus, provided that the letter delivered on the Closing Date shall use a “cut-off date” not earlier than the date hereof.

(i) All filings, applications and proceedings taken by the Fund and the Investment Advisers in connection with the organization and registration of the Fund and the Shares under the Acts and the applicable Rules and Regulations shall be satisfactory in form and substance to you and counsel for the Underwriters.

(j) No action, suit, proceeding, inquiry or investigation shall have been instituted or threatened by the Commission which would adversely affect the Fund’s standing as a registered investment company under the Investment Company Act or the standing of Nuveen or Tradewinds as a registered investment adviser under the Advisers Act.

(k) The Shares shall have been duly authorized for listing on the New York Stock Exchange, subject only to official notice of issuance thereof.

The several obligations of the Underwriters to purchase Additional Shares hereunder are subject to the delivery to you on the applicable Option Closing Date of such documents as you may reasonably request with respect to the good standing of the Fund and the Investment Advisers, the due authorization and issuance of the Additional Shares to be sold on such Option Closing Date and other matters related to the issuance of such Additional Shares.

7. Covenants of the Fund and the Investment Advisers. In further consideration of the agreements of the Underwriters herein contained, each of the Fund and the Investment Advisers, jointly and severally, covenant and agree with each Underwriter as follows:

(a) To notify you immediately, and confirm such notice in writing, (i) of the institution of any proceedings pursuant to Section 8(e) of the Investment Company Act and (ii) of the happening of any event during the period mentioned in Section 7(h) below which in the judgment of the Fund makes any statement in the Notification, the Registration Statement the Time of Sale Prospectus, any Omitting Prospectus or the Prospectus untrue in any material respect or which requires the making of any change in or addition to the Notification, the Registration Statement, the Time of Sale Prospectus, any Omitting Prospectus or the Prospectus in order to make the statements therein not misleading in any material respect. If at any time the Commission shall issue any order suspending the effectiveness of the Registration Statement or an order pursuant to Section 8(e) of the Investment Company Act, the Fund will make every reasonable effort to obtain the withdrawal of such order at the earliest possible moment.

(b) To furnish to you, without charge, three signed copies of each of the Notification and the Registration Statement (including exhibits thereto) and for delivery to each other Underwriter a conformed copy of each of the Notification and the Registration Statement (without exhibits thereto) and to furnish to you in New York City, without charge, prior to 10:00 a.m. New York City time on the business day next succeeding the date of this Agreement and during the period mentioned in Section 7(h) below, as many copies of the Time of Sale Prospectus, Prospectus and any supplements and amendments thereto or to the Registration Statement as you may reasonably request.

(c) Before amending or supplementing the Registration Statement, the Time of Sale Prospectus or the Prospectus, to furnish to you a copy of each such proposed amendment or supplement and not to file any such proposed amendment or supplement to which you reasonably object, and to file with the Commission within the applicable period specified in Rule 497 under the Securities Act any prospectus required to be filed pursuant to such Rule.

(d) To furnish to you a copy of each proposed Omitting Prospectus to be prepared by or on behalf of, used by, or referred to by the Fund and not to use or refer to any proposed Omitting Prospectus to which you reasonably object.

(e) If the Time of Sale Prospectus is being used to solicit offers to buy the Shares at a time when the Prospectus is not yet available to prospective purchasers and any event shall occur or condition exist as a result of which it is necessary to amend or supplement the Time of Sale Prospectus in order to make the statements therein, in the light of the circumstances, not misleading, or if any event shall occur or condition exist as a result of which the Time of Sale Prospectus materially conflicts with the information contained in the Registration Statement then on file, or if, in the opinion of counsel for the Underwriters, it is necessary to amend or supplement the Time of Sale Prospectus to comply with applicable law, forthwith to prepare, file with the Commission and furnish, at its own expense, to the Underwriters and to any dealer upon request, either amendments or supplements to the Time of Sale Prospectus so that the statements in the Time of Sale Prospectus as so amended or supplemented will not, in the light of the circumstances when delivered to a prospective purchaser, be misleading or so that the Time of Sale Prospectus, as amended or supplemented, will no longer materially conflict with the Registration Statement, or so that the Time of Sale Prospectus, as amended or supplemented, will comply with applicable law, as applicable.

(f) The Fund will use the net proceeds received by it from the sale of the Shares in the manner specified in the Time of Sale Prospectus.

(g) The Fund and the Investment Advisers will not take any action designed to cause or result in the manipulation of the price of any security of the Fund to facilitate the sale of Shares in violation of the Acts or the Securities Act and the applicable Rules and Regulations, or the securities or Blue Sky laws of the various states and foreign jurisdictions in connection with the offer and sale of Shares.

(h) If, during such period after the first date of the public offering of the Shares as in the opinion of counsel for the Underwriters the Prospectus is required by law to be delivered in connection with sales by an Underwriter or dealer, any event shall occur or condition exist as a result of which it is necessary to amend or supplement the Prospectus in order to make the statements therein, in the light of the circumstances when the Prospectus is delivered to a purchaser, not misleading, or if, in the opinion of counsel for the Underwriters, it is necessary to amend or supplement the Prospectus to comply with applicable law, forthwith to prepare, file with the Commission and furnish, at its own expense, to the Underwriters and to the dealers (whose names and addresses you will furnish to the Fund) to which Shares may have been sold by you on behalf of the Underwriters and to any other dealers upon request, either amendments or supplements to the Prospectus so that the statements in the Prospectus as so amended or supplemented will not, in the light of the circumstances when the Prospectus is delivered to a purchaser, be misleading or so that the Prospectus, as amended or supplemented, will comply with law, as applicable.

(i) To use its best efforts to maintain the Fund’s qualification as a regulated investment company under Subchapter M of the Code.

(j) To endeavor to qualify the Shares for offer and sale under the securities or Blue Sky laws of such jurisdictions as you shall reasonably request.

(k) To make generally available to the Fund’s security holders and to you as soon as practicable an earning statement covering a period of at least twelve months beginning with the first fiscal quarter of the Fund occurring after the date of this Agreement which shall satisfy the provisions of Section 11(a) of the Securities Act and the rules and regulations, including Rule 158, of the Commission thereunder.

(l) Whether or not the transactions contemplated in this Agreement are consummated or this Agreement is terminated, to pay or cause to be paid all expenses incident to the performance of the obligations of the Fund and the Investment Advisers under this Agreement, including: (i) the fees, disbursements and expenses of the Fund’s counsel and the Fund’s accountants in connection with the registration and delivery of the Shares under the Securities Act and all other fees or expenses in connection with the preparation and filing of the Notification, the Registration Statement, any preliminary prospectus, the Time of Sale Prospectus, the Prospectus, and any Omitting Prospectus prepared by or on behalf of, used by, or referred to by the Fund and amendments and supplements to any of the foregoing, including all printing costs associated therewith, and the mailing and delivering of copies thereof to the Underwriters and dealers, in the quantities hereinabove specified, (ii) all costs and expenses related to the transfer and delivery of the Shares to the Underwriters, including any transfer or other taxes payable thereon, (iii) the cost of printing or producing any Blue Sky memorandum in connection with the offer and sale of the Shares under state securities laws and all expenses in connection with the qualification of the Shares for offer and sale under state securities laws as provided in Section 7(j) hereof, including filing fees and the reasonable fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with the Blue Sky memorandum, (iv) all filing fees and the reasonable fees and disbursements of counsel to the Underwriters incurred in connection with the review and qualification of the offering of the Shares by the NASD, (v) all fees and expenses in connection with the preparation and filing of the registration statement on Form 8-A relating to the Common Shares and all costs and expenses incident to listing the Shares on the New York Stock Exchange, (vi) the cost of printing certificates representing the Shares, (vii) the costs and charges of any transfer agent, registrar or depositary, (viii) the costs and expenses of the Fund relating to investor presentations on any “road show” undertaken in connection with the marketing of the offering of the Shares, including, without limitation, expenses associated with the preparation or dissemination of any electronic road show, expenses associated with production of road show slides and graphics, fees and expenses of any consultants engaged in connection with the road show presentations with the prior approval of the Fund, travel and lodging expenses of the representatives and officers of the Fund and any such consultants, and the cost of any aircraft chartered in connection with the road show, (ix) the document production charges and expenses associated with printing this Agreement and (x) all other costs and expenses incident to the performance of the obligations of the Fund hereunder for which provision is not otherwise made in this Section. Also, the Fund shall pay the Underwriters $0.00667 per Common Share purchased by the Underwriters pursuant to this Agreement as partial reimbursement of expenses incurred in connection with the offering. It is understood, however, that except as provided in this Section, Section 8 entitled “Indemnity and Contribution” and the last paragraph of Section 10 below, the Underwriters will pay all of their costs and expenses, including fees and disbursements of their counsel, stock transfer taxes payable on resale of any of the Shares by them and any advertising expenses connected with any offers they may make.

8. Indemnity and Contribution. (a) Each of the Fund and the Investment Advisers, jointly and severally, agrees to indemnify and hold harmless each Underwriter, each person, if any, who controls any Underwriter within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act and each affiliate of any Underwriter within the meaning of Rule 405 under the Securities Act from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim), caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any amendment thereof, any Omitting Prospectus, any preliminary prospectus (including any statement of additional information incorporated therein by reference), the Time of Sale Prospectus, or the Prospectus or any amendment or supplement thereto, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages or liabilities are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information relating to any Underwriter furnished to the Fund in writing by such Underwriter through you expressly for use therein.

(b) Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless each of the Fund and the Investment Advisers, its directors or trustees (as the case may be), and each officer of the Fund who signs the Registration Statement and each person, if any, who controls the Fund or any Investment Adviser within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the foregoing indemnity from the Fund and the Investment Advisers to such Underwriter, but only with reference to information relating to such Underwriter furnished to the Fund in writing by such Underwriter through you expressly for use in the Registration Statement, any preliminary prospectus (including any statement of additional information incorporated therein by reference), the Time of Sale Prospectus, any Omitting Prospectus or Prospectus or any amendments or supplements thereto.

(c) In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to Section 8(b) or 8(c), such person (the “indemnified party”) shall promptly notify the person against whom such indemnity may be sought (the “indemnifying party”) in writing and the indemnifying party, upon request of the indemnified party, shall retain counsel reasonably satisfactory to the indemnified party to represent the indemnified party and any others the indemnifying party may designate in such proceeding and shall pay the fees and disbursements of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the indemnifying party shall not, in respect of the legal expenses of any indemnified party in connection with any proceeding or related proceedings in the same jurisdiction, be liable for (i) the fees and expenses of more than one separate firm (in addition to any local counsel) for all Underwriters and all persons, if any, who control any Underwriter within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act or who are affiliates of any Underwriters within the meaning of Section 405 under the Securities Act, (ii) the fees and expenses of more than one separate firm (in addition to any local counsel) for the Fund, its directors, its officers who sign the Registration Statement and each person, if any, who controls the Fund within the meaning of either such Section, and (iii) the fees and expenses of more than one separate firm (in addition to any local counsel) for the Investment Advisers, its directors or trustees, as the case may be, and each person, if any, who controls any of the Investment Advisers within the meaning of either such Section, and that all such fees and expenses shall be reimbursed as they are incurred. In the case of any such separate firm for the Underwriters and such control persons and affiliates of any Underwriters, such firm shall be designated in writing by Morgan Stanley & Co. Incorporated. In the case of any such separate firm for the Fund, and such directors, officers and control persons of the Fund, such firm shall be designated in writing by the Fund. In the case of any such separate firm for the Investment Advisers, and such directors and control persons of the Investment Advisers, such firm shall be designated in writing by Nuveen. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by the second and third sentences of this paragraph, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 60 days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall have received notice of the material terms of such settlement at least 30 days prior to such settlement being entered into, and (iii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

(d) To the extent the indemnification provided for in Section 8(a) or 8(b) is unavailable to an indemnified party or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each indemnifying party under such paragraph, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Fund and the Investment Advisers on the one hand and the Underwriters on the other hand from the offering of the Shares or (ii) if the allocation provided by clause 8(d)(i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause 8(d)(i) above but also the relative fault of the Fund and the Investment Advisers on the one hand and of the Underwriters on the other hand in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Fund and the Investment Advisers on the one hand and the Underwriters on the other hand in connection with the offering of the Shares shall be deemed to be in the same respective proportions as the net proceeds from the offering of the Shares (before deducting expenses) received by the Fund and the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover of the Prospectus, bear to the aggregate Public Offering Price of the Shares. The relative fault of the Fund and the Investment Advisers on the one hand and the Underwriters on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Fund or any of the Investment Advisers or by the Underwriters and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Underwriters’ respective obligations to contribute pursuant to this Section 8 are several in proportion to the respective number of Shares they have purchased hereunder, and not joint. Each of the Investment Advisers agrees to pay any amounts that are payable by the Fund pursuant to this paragraph to the extent that the Fund fails to make all contributions required to be made by the Fund pursuant to this Section 8.

(e) The Fund, the Investment Advisers and the Underwriters agree that it would not be just or equitable if contribution pursuant to this Section 8 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in Section 8(d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in Section 8(d) shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 8, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages that such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The remedies provided for in this Section 8 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

(f) The indemnity and contribution provisions contained in this Section 8 and the representations, warranties and other statements of the Fund and each of the Investment Advisers contained in this Agreement shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of any Underwriter, any person controlling any Underwriter or any affiliate of any Underwriter or by or on behalf of any of the Investment Advisers, their officers or directors or any person controlling the Investment Advisers or by or on behalf of the Fund, its officers or trustees or any person controlling the Fund and (iii) acceptance of and payment for any of the Shares.

9. Termination. The Underwriters may terminate this Agreement by notice given by you to the Fund, if after the execution and delivery of this Agreement and prior to the Closing Date (i) trading generally shall have been suspended or materially limited on, or by, as the case may be, any of the New York Stock Exchange, the American Stock Exchange, the Nasdaq National Market, the Chicago Board of Options Exchange, the Chicago Mercantile Exchange or the Chicago Board of Trade, (ii) trading of any securities of the Fund shall have been suspended on any exchange or in any over-the-counter market, (iii) a material disruption in securities settlement, payment or clearance services in the United States shall have occurred, (iv) any moratorium on commercial banking activities shall have been declared by Federal or New York State authorities or (v) there shall have occurred any outbreak or escalation of hostilities, or any change in financial markets or any calamity or crisis that, in your judgment, is material and adverse and which, singly or together with any other event specified in this clause (v), makes it, in your judgment, impracticable or inadvisable to proceed with the offer, sale or delivery of the Shares on the terms and in the manner contemplated in the Time of Sale Prospectus or the Prospectus.

10. Effectiveness; Defaulting Underwriters. This Agreement shall become effective upon the execution and delivery hereof by the parties hereto.

If, on the Closing Date or an Option Closing Date, as the case may be, any one or more of the Underwriters shall fail or refuse to purchase Shares that it has or they have agreed to purchase hereunder on such date, and the aggregate number of Shares which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase is not more than one-tenth of the aggregate number of the Shares to be purchased on such date, the other Underwriters shall be obligated severally in the proportions that the number of Firm Shares set forth opposite their respective names in Schedule I bears to the aggregate number of Firm Shares set forth opposite the names of all such non-defaulting Underwriters, or in such other proportions as you may specify, to purchase the Shares which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase on such date; provided that in no event shall the number of Shares that any Underwriter has agreed to purchase pursuant to this Agreement be increased pursuant to this Section 10 by an amount in excess of one-ninth of such number of Shares without the written consent of such Underwriter. If, on the Closing Date, any Underwriter or Underwriters shall fail or refuse to purchase Firm Shares and the aggregate number of Firm Shares with respect to which such default occurs is more than one-tenth of the aggregate number of Firm Shares to be purchased on such date, and arrangements satisfactory to you and the Fund for the purchase of such Firm Shares are not made within 36 hours after such default, this Agreement shall terminate without liability on the part of any non-defaulting Underwriter or the Fund. In any such case either you or the Fund shall have the right to postpone the Closing Date, but in no event for longer than seven days, in order that the required changes, if any, in the Registration Statement, in the Time of Sale Prospectus, in the Prospectus or in any other documents or arrangements may be effected. If, on an Option Closing Date, any Underwriter or Underwriters shall fail or refuse to purchase Additional Shares and the aggregate number of Additional Shares with respect to which such default occurs is more than one-tenth of the aggregate number of Additional Shares to be purchased on such Option Closing Date, the non-defaulting Underwriters shall have the option to (i) terminate their obligation hereunder to purchase the Additional Shares to be sold on such Option Closing Date or (ii) purchase not less than the number of Additional Shares that such non-defaulting Underwriters would have been obligated to purchase in the absence of such default. Any action taken under this paragraph shall not relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

If this Agreement shall be terminated by the Underwriters, or any of them, because of any failure or refusal on the part of the Fund or any of the Investment Advisers to comply with the terms or to fulfill any of the conditions of this Agreement, or if for any reason the Fund or any of the Investment Advisers shall be unable to perform its obligations under this Agreement, the Fund and the Investment Advisers, jointly and severally, will reimburse the Underwriters or such Underwriters as have so terminated this Agreement with respect to themselves, severally, for all out-of-pocket expenses (including the fees and disbursements of their counsel) reasonably incurred by such Underwriters in connection with this Agreement or the offering contemplated hereunder.

11. Entire Agreement. (a) This Agreement, together with any contemporaneous written agreements and any prior written agreements (to the extent not superseded by this Agreement) that relate to the offering of the Shares, represents the entire agreement between the Fund, the Investment Advisers and the Underwriters with respect to the preparation of any preliminary prospectus, the Time of Sale Prospectus, the Prospectus, the conduct of the offering, and the purchase and sale of the Shares.

(b) The Fund and the Investment Advisers acknowledge that in connection with the offering of the Shares: (i) the Underwriters have acted at arms length, are not agents of, and owe no fiduciary duties to, the Fund, the Investment Advisers or any other person, (ii) the Underwriters owe the Fund and the Investment Advisers only those duties and obligations set forth in this Agreement and prior written agreements (to the extent not superseded by this Agreement), if any, and (iii) the Underwriters may have interests that differ from those of the Fund and the Investment Advisers. The Fund and the Investment Advisers waive to the full extent permitted by applicable law any claims any of them may have against the Underwriters arising from an alleged breach of fiduciary duty in connection with the offering of the Shares.

12. Counterparts. This Agreement may be signed in two or more counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

13. Applicable Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York.

14. Headings. The headings of the sections of this Agreement have been inserted for convenience of reference only and shall not be deemed a part of this Agreement.

15. Notices. All communications hereunder shall be in writing and effective only upon receipt and if to the Underwriters shall be delivered, mailed or sent to you in care of Morgan Stanley & Co. Incorporated, 1585 Broadway, New York, New York 10036, Attention: Equity Syndicate Desk, with a copy to the Legal Department; and if to the Fund, shall be delivered, mailed or sent to 333 West Wacker Drive, Chicago, Illinois 60606, Attention:                         and if to the Investment Advisers, shall be delivered, mailed or sent to 333 West Wacker Drive, Chicago, Illinois 60606, Attention:                         with a copy to Tradewinds, to 2049 Century Park East, Los Angeles, California, 90067.

16. Disclaimer of Liability of Trustees and Beneficiaries. A copy of the Agreement and Declaration of Trust of the Fund is on file with the Secretary of State of The Commonwealth of Massachusetts, and notice hereby is given that this Agreement is executed on behalf of the Fund by an officer or trustee of the Fund in his or her capacity as an officer or trustee of the Fund and not individually and that the obligations under or arising out of this Agreement are not binding upon any of the trustees, officers or shareholders individually but are binding only upon the assets and properties of the Fund.

Very truly yours,

NUVEEN GLOBAL VALUE OPPORTUNITIES FUND

By:
Name:
Title:

NUVEEN ASSET MANAGEMENT

By:
Name:
Title:

TRADEWINDS NWQ GLOBAL INVESTORS, LLC

By:
Name:
Title:

Accepted as of the date hereof MORGAN STANLEY & CO. INCORPORATED CITIGROUP GLOBAL MARKETS INC. MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED

Acting severally on behalf of themselves and the several Underwriters named in Schedule I hereto.

By:	Morgan Stanley & Co. Incorporated

By:
Name:
Title:

SCHEDULE I

Underwriter	Number of Firm Shares To Be Purchased
Morgan Stanley & Co. Incorporated
Citigroup Global Markets Inc.
Merrill Lynch, Pierce, Fenner & Smith Incorporated.
A.G. Edwards & Sons, Inc.
Nuveen Investments, LLC
Crowell, Weedon & Co.
H&R Block Financial Advisers, Inc.
Janney Montgomery Scott LLC
J.J.B. Hilliard, W.L. Lyons, Inc.
KeyBanc Capital Markets, a division of McDonald Investments Inc.
Mesirow Financial, Inc.
Oppenheimer & Co. Inc.
RBC Capital Markets Corporation
Wells Fargo Securities, LLC

Total:

I-1

SCHEDULE II

Omitting Prospectuses

[to come]

II-1

SCHEDULE III

Pricing Information

1.	Price per Share to the Public: [$20.00]

2.	Number of Shares Sold: [ ]

3.	Proceeds to the Fund: $[ ]

III-1

EXHIBIT A

Form of Opinion of Bell, Boyd & Lloyd LLC

to be delivered pursuant to Section 6(d) of the Agreement

1. the Fund meets the requirements for the use of Form N-2 under the Acts; the Registration Statement has been declared effective under the Securities Act and, to the best of such counsel’s knowledge, no stop order suspending the effectiveness of the Registration Statement is in effect and no proceedings for such purpose are pending before or threatened by the Commission;

2. the Fund has been duly organized, is validly existing as a business trust in good standing under the laws of the Commonwealth of Massachusetts, has the trust power and authority to own its property and to conduct its business as described in the Time of Sale Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Fund; and the Fund has no subsidiaries;

3. the Fund is registered with the Commission as a diversified, closed-end management investment company under the Investment Company Act and, to the best of such counsel’s knowledge, no order of suspension or revocation of such registration has been issued or proceedings therefor initiated or threatened by the Commission; and to the best of such counsel’s knowledge, no person is serving or acting as an investment adviser to, the Fund except in accordance with the provisions of the Advisers Act;

4. each Fundamental Agreement has been duly authorized, executed and delivered by the Fund and complies in all material respects with all applicable provisions of the Acts, the Advisers Act and the applicable Rules and Regulations. Each Fundamental Agreement, other than this Agreement, and the Plan is a valid and binding agreement of the Fund, enforceable against the Fund in accordance with its terms subject to applicable bankruptcy, insolvency and similar laws, whether statutory or decisional, affecting creditors’ rights generally and by equitable principles of general applicability (whether considered in a proceeding in equity or at law) and except as rights to indemnity and contribution thereunder may be limited by federal or state laws;

5. none of (A) the execution and delivery by the Fund of, and the performance by the Fund of its obligations under, each Fundamental Agreement or the adoption by the Fund of the Plan, or (B) the issuance and sale by the Fund of the Shares as contemplated by this Agreement contravenes or will contravene any provision of applicable law or the declaration of trust of the Fund or, to the best of such counsel’s knowledge, any agreement or other instrument binding upon the Fund that is material to the Fund, or, to the best of such counsel’s knowledge, any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Fund, whether foreign or domestic; and to the best of such counsel’s knowledge, no consent, approval, authorization, order or permit of, or qualification with, any governmental body or agency, self-regulatory organization or court or other tribunal, whether foreign or domestic, is required for the performance by the Fund of its obligations under the Fundamental Agreements or the Plan, except such as have been obtained and as may be required by the Acts, the Exchange Act, or the applicable Rules and Regulations, or by the securities or Blue Sky laws of the various states and foreign jurisdictions in connection with the offer and sale of the Shares, or by the rules of the New York Stock Exchange, Inc. (the “NYSE”) or the requirements of the NASD;

6. the authorized capital stock of the Fund conforms in all material respects as to legal matters to the description thereof contained under the heading “Description of Shares” in each of the Time of Sale Prospectus and the Prospectus; and the declaration of trust of the Fund, the Fundamental Agreements and the Plan conform in all material respects as to legal matters to the descriptions thereof contained in each of the Time of Sale Prospectus and the Prospectus;

7. the declaration of trust of the Fund, the Fundamental Agreements and the Plan comply in all material respects with all applicable provisions of the Acts and the Rules and Regulations, and all approvals of such documents required under the Investment Company Act by the Fund’s shareholders and Board of Trustees have been obtained and, to the best of such counsel’s knowledge, are in full force and effect;

8. to the best of such counsel’s knowledge, the Fundamental Agreements, except for this Agreement, and the Plan are in full force and effect, and the Fund is not in default thereunder, and no event has occurred which with the passage of time or the giving of notice or both would constitute a default by the Fund thereunder. To the knowledge of such counsel, the Fund is not currently in breach of, or in default under, any other written agreement or instrument to which it or its property is bound or affected, other than such breaches or defaults as would not have a material adverse effect on the Fund or on the transactions contemplated by this Agreement;

9. the Common Shares outstanding prior to the issuance of the Shares have been duly authorized and are validly issued, fully paid and non-assessable, except that, as described in the Time of Sale Prospectus and the Prospectus under the heading “Certain Provisions in the Declaration of Trust,” shareholders of the Fund may under certain circumstances be held personally liable for the Fund’s obligations;

10. the Shares have been duly authorized and, when issued and delivered in accordance with the terms of this Agreement, will be validly issued, fully paid and non-assessable, except that, as described in the Time of Sale Prospectus and the Prospectus under the heading “Certain Provisions in the Declaration of Trust,” shareholders of the Fund may under certain circumstances be held personally liable for the Fund’s obligations; and the issuance of such Shares will not be subject to any preemptive or similar rights under the declaration of trust of the Fund or applicable law, or to the best of such counsel’s knowledge, under any other agreement;

11. the Shares and any Common Shares outstanding prior to the issuance of the Shares have been approved for listing on the NYSE, subject to official notice of issuance, and the Fund’s Registration Statement on Form 8-A under the Exchange Act has been declared effective;

12. the statements relating to legal matters, documents or proceedings included in the Time of Sale Prospectus and the Prospectus under the captions “Tax Matters” and “Description of Shares” in each case fairly summarize in all material respects such matters, documents or proceedings;

13. to the best of such counsel’s knowledge, there are no legal or governmental proceedings pending or threatened to which the Fund is a party or to which any of the material properties of the Fund is subject that are required to be described in the Registration Statement, the Time of Sale Prospectus and the Prospectus and are not so described; and to the best of such counsel’s knowledge, there are no statutes, regulations, contracts or other documents applicable to the Fund that are required to be described in the Registration Statement, the Time of Sale Prospectus and the Prospectus or to be filed as exhibits to the Registration Statement that are not described or filed as required;

14. the Notification and any supplements or amendments thereto (except for the financial statements and financial schedules and other financial and statistical data included therein, as to which such counsel need not express any opinion) appear on their face to be appropriately responsive in all material respects to the requirements of the Acts and the Rules and Regulations;

15. the Omitting Prospectus complies in all material respects with the requirements of Rule 482 and any other applicable provisions of the Acts and the applicable Rules and Regulations; and

16. the Registration Statement and the Prospectus (except for the financial statements and financial schedules and other financial and statistical data included or incorporated by reference therein, or omitted therefrom, as to which such counsel need not express any opinion) appear on their face to be appropriately responsive in all material respects to the requirements of the Securities Act and the applicable Rules and Regulations.

In addition, such counsel has participated in the preparation of the Registration Statement, the Time of Sale Prospectus and the Prospectus, and participated in discussions with certain officers, trustees and employees of the Fund and the Investment Advisers, and representatives of PricewaterhouseCoopers LLP, the independent registered public accounting firm who examined the statement of assets and liabilities of the Fund included or incorporated by reference in the Registration Statement, the Time of Sale Prospectus and the Prospectus, and you and your representatives, and such counsel has reviewed certain Fund records and documents. While such counsel has not independently verified and are not passing upon, and do not assume any responsibility for, the accuracy, completeness or fairness of the information contained in the Registration Statement, the Time of Sale Prospectus and the Prospectus, except to the extent necessary to enable such counsel to give the opinions with respect to the Fund in paragraphs (6) and (13) above, on the basis of such participation and review, nothing has come to the attention of such counsel that causes such counsel to believe that (A) the Registration Statement or the prospectus included therein (except for the financial statements and financial schedules and other financial and statistical data included or incorporated by reference therein, or omitted therefrom, as to which such counsel need not express any belief) at the time the Registration Statement became effective contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or (B) the Time of Sale Prospectus (except for the financial statements and financial schedules and other financial and statistical data included or incorporated by reference therein, or omitted therefrom, as to which such counsel need not express any belief) as of the date of this Agreement or as amended or supplemented, if applicable, as of the Closing Date contained or contains any untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading or (C) the Prospectus (except for the financial statements and financial schedules and other financial and statistical data included or incorporated by reference therein, or omitted therefrom, as to which such counsel need not express any belief) as of its date or as of the Closing Date contained or contains any untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

In rendering its opinion, Bell, Boyd and Lloyd LLC may limit such opinion to matters involving the application of laws of The Commonwealth of Massachusetts, the State of Illinois and the United States. To the extent Bell, Boyd and Lloyd LLC deems proper and to the extent specified in such opinion, such counsel may rely, as to matters involving the application of laws of The Commonwealth of Massachusetts, upon the opinion of Bingham McCutchen LLP or other counsel of good standing whom they believe to be reliable and who are satisfactory to the Representatives; provided that (x) such reliance is expressly authorized by the opinion so relied upon and a copy of each such opinion is delivered to the Representatives and is, in form and substance, satisfactory to them and their counsel and (y) Bell, Boyd and Lloyd LLC states in their opinion that they believe that they and the Underwriters are justified in relying thereon.

EXHIBIT B

Form of Opinion of Gifford R. Zimmerman,

Managing Director, Assistant Secretary and Associate General Counsel of

Nuveen, or another senior attorney of Nuveen to be delivered pursuant to

Section 6(e) of the Agreement

1. Nuveen has been duly incorporated, is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has the corporate power and authority to own its property and to conduct its business as described in the Time of Sale Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on Nuveen;

2. Nuveen is duly registered as an investment adviser under the Advisers Act; Nuveen is not prohibited by the Advisers Act or the Investment Company Act from acting under the Investment Management Agreement as an investment adviser to the Fund as contemplated by the Prospectus; and to the best of such counsel’s knowledge, no order of suspension or revocation of such registration has been issued or proceedings therefor initiated or threatened by the Commission;

3. To the best of such counsel’s knowledge, no person is serving or acting as an officer or director of the Fund except in accordance with the provisions of the Advisers Act;

4. Each of the Nuveen Agreements has been duly authorized, executed and delivered by Nuveen, to the extent it is a party thereto, and complies in all material respects with all applicable provisions of the Acts, the Advisers Act and the applicable Rules and Regulations. Each of the Nuveen Agreements is a valid and binding agreement of Nuveen to the extent it is a party thereto, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency and similar laws, whether statutory or decisional, affecting creditors’ rights generally and by equitable principles of general applicability (whether considered in a proceeding in equity or at law) and except as rights to indemnity and contribution thereunder may be limited by federal or state laws;

5. The execution and delivery by Nuveen, and the performance by Nuveen of its obligations under, the Nuveen Agreements, to the extent Nuveen is a party thereto, will not contravene any provision of applicable law or the certificate of incorporation or by-laws of Nuveen or, to the best of such counsel’s knowledge, any agreement or other instrument binding upon Nuveen that is material to Nuveen, or, to the best of such counsel’s knowledge, any judgment, order or decree of any governmental body, agency or court having jurisdiction over Nuveen, whether foreign or domestic; and to the best of such counsel’s

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knowledge, no consent, approval, authorization, order or permit of, or qualification with, any governmental body or agency, self-regulatory organization or court or other tribunal, whether foreign or domestic, is required for the performance by Nuveen of its obligations under such of the Nuveen Agreements to the extent Nuveen is a party thereto, except such as have been obtained and as may be required by the Acts, the Advisers Act, the Exchange Act or the applicable Rules and Regulations, or by the securities or Blue Sky laws of the various states and foreign jurisdictions in connection with the offer and sale of the Shares, or by the rules of the NYSE or the requirements of the NASD;

6. To the best of such counsel’s knowledge, there are no legal or governmental proceedings pending or threatened to which Nuveen is a party or to which any of the properties of Nuveen is subject that are required to be described in the Registration Statement, the Time of Sale Prospectus and the Prospectus and are not so described; and to the best of such counsel’s knowledge, there are no statutes, regulations, contracts or other documents applicable to Nuveen that are required to be described in the Registration Statement, the Time of Sale Prospectus and the Prospectus or to be filed as exhibits to the Registration Statement that are not described or filed as required; and

7. The description of Nuveen in the Time of Sale Prospectus does not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

In rendering his opinion, Gifford R. Zimmerman or such other senior attorney for Nuveen may limit such opinion to matters involving the application of laws of the State of Illinois, the Delaware General Corporation Law and the laws of the United States.

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EXHIBIT C

Form of Opinion of John MacCarthy,

Senior Vice President, General Counsel and Secretary of Nuveen

Investments, or another senior attorney of Nuveen Investments to be delivered pursuant to Section 6(f) of the Agreement

1. Tradewinds has been duly incorporated, is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has the corporate power and authority to own its property and to conduct its business as described in the Time of Sale Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on Tradewinds;

2. Tradewinds is duly registered as an investment adviser under the Advisers Act; Tradewinds is not prohibited by the Advisers Act or the Investment Company Act from acting under the Subadvisory Agreement as a subadviser to the Fund as contemplated by the Prospectus; and to the best of such counsel’s knowledge, no order of suspension or revocation of such registration has been issued or proceedings therefor initiated or threatened by the Commission;

3. Each of the Nuveen Agreements has been duly authorized, executed and delivered by Tradewinds, to the extent it is a party thereto, and complies in all material respects with all applicable provisions of the Acts, the Advisers Act and the applicable Rules and Regulations. Each of the Nuveen Agreements is a valid and binding agreement of Tradewinds to the extent that it is a party thereto, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency and similar laws, whether statutory or decisional, affecting creditors’ rights generally and by equitable principles of general applicability (whether considered in a proceeding in equity or at law) and except as rights to indemnity and contribution thereunder may be limited by federal or state laws;

4. The execution and delivery by Tradewinds of, and the performance by Tradewinds of its obligations under, the Nuveen Agreements, to the extent Tradewinds is a party thereto, will not contravene any provision of applicable law or the articles of incorporation or by-laws of Tradewinds or, to the best of such counsel’s knowledge, any agreement or other instrument binding upon Tradewinds that is material to Tradewinds, or, to the best of such counsel’s knowledge, any judgment, order or decree of any governmental body, agency or court having jurisdiction over Tradewinds, whether foreign or domestic; and to the best of such counsel’s knowledge, no consent, approval, authorization, order or permit of, or qualification with, any governmental body or agency, self-regulatory organization or court or other tribunal, whether foreign or domestic, is required for the performance by Tradewinds of its obligations under such of the Nuveen Agreements to the extent Tradewinds is a party thereto, except such as

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have been obtained and as may be required by the Acts, the Advisers Act, the Exchange Act or the applicable Rules and Regulations, or by the securities or Blue Sky laws of the various states and foreign jurisdictions in connection with the offer and sale of the Shares, or by the rules of the NYSE or the requirements of the NASD;

5. To the best of such counsel’s knowledge, there are no legal or governmental proceedings pending or threatened to which Tradewinds is a party or to which any of the properties of Tradewinds is subject that are required to be described in the Registration Statement, the Time of Sale Prospectus and the Prospectus and are not so described; and to the best of such counsel’s knowledge, there are no statutes, regulations, contracts or other documents applicable to Tradewinds that are required to be described in the Registration Statement, the Time of Sale Prospectus and the Prospectus or to be filed as exhibits to the Registration Statement that are not described or filed as required; and

6. The description of Tradewinds in the Time of Sale Prospectus does not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

In rendering his opinion, John MacCarthy or such other senior attorney for Nuveen Investments may limit such opinion to matters involving the application of laws of the State of Illinois, the Delaware General Corporation Law and the laws of the United States.

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